Exhibit 99.3

Slide 1

Fourth Quarter 2004 Earnings Call

March 3, 2005

9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ended December 27, 2003.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s fourth quarter earnings release of March 2, 2005. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Bookings & Backlog

1. Fourth quarter bookings = $153.0 MM

Europe (52%), USA (16%), Asia (14%) Middle East (10%)

2. 12/31/2004 Backlog = $308.9 MM

+73% from 12/27/2003, +42% from 9/25/2004

3. Backlog to rise further in Q1, up sharply in Q2 (post-WISG acquisition)

Slide 4

Financial Results – 4Q04 vs. 4Q03

In $000s, except per share and % chg

4Q04 4Q03 % Chg

Revenues $61,825 $65,449 -5.5%

Direct Costs $52,609 $45,967 +14.4%

Gross Margin $9,216 $19,482 -52.7%

Gross Margin Percent 14.9% 29.8% -14.9 pts

Operating Expenses

G&A $7,156 $8,615 -16.9%

Other $4,435 $2,771 +60.1%

Total Operating Expenses $11,591 $11,386 +1.8%

Operating Profit (Loss) $(2,375) $8,096 -129.3%

Net Interest Expense $785 $286 +174.5%

Income (Loss) Before Income Taxes & Minority Interest $(3,160) $7,810 -140.5%

Income Tax Provision (Benefit) $(1,201) $2,727 -144.0%

Income (Loss) Before Minority Interest $(1,959) $5,083 -138.5%

Minority Interest $(30) $- NA

Net Income $(1,929) $5,083 -138.0%

Diluted Shares Outstanding 46,432 46,196 +1.0%

EPS $(0.04) $0.11 -136.4%

EBITDA $(1,535) $8,979 -117.1%

Slide 5

Financial Results – FY04 vs. FY03

In $000s, except per share and % chg

FY04 FY03 % Chg

Revenues $233,692 $263,778 -11.4%

Direct Costs $194,435 $192,281 +1.1%

Gross Margin $39,257 $71,497 -45.1%

Gross Margin Percent 16.8% 27.1% -10.3 pts

Operating Expenses

G&A $26,663 $25,713 +3.7%

Other $12,499 $12,370 +1.0%

Total Operating Expenses $39,162 $38,083 +2.8%

Operating Profit $95 $33,414 -99.7%

Net Interest Expense $1,281 $1,504 -14.8%

Income (Loss) Before Income Taxes & Minority Interest $(1,186) $31,910 -103.7%

Income Tax Provision (Benefit) $(451) $12,126 -103.7%

Income (Loss) Before Minority Interest $(735) $19,784 -103.7%

Minority Interest $(30) $- NA

Net Income $(705) $19,784 -103.6%

Diluted Shares Outstanding 46,195 45,911 +1.0%

EPS $(0.02) $0.43 -104.7%

EBITDA $3,708 $36,977 -90.0%

Slide 6

Financial Results

Segment and Geographic Details

4Q04 vs. 4Q03 and YTD04 vs. YTD03

In $000s, except % chg

Revenues 4Q04 4Q03 Change % Chg

Heat Recovery Equipment $30,745 $23,288 $7,457 32.0%

Auxiliary Power Equipment 31,080 42,161 (11,081) (26.3)%

Total $61,825 $65,449 $(3,624) (5.5)%

United States $26,636 $38,250 $(11,614) (30.4)%

Asia 16,409 9,163 7,246 79.1%

Europe 8,837 13,219 (4,382) (33.1)%

Middle East 2,225 1,838 387 21.1%

Other 7,718 2,979 4,739 159.1%

Revenues YTD04 YTD03 Change % Chg

Heat Recovery Equipment $117,316 $119,893 $(2,577) (2.1)%

Auxiliary Power Equipment 116,376 143,885 (27,509) (19.1)%

Total $233,692 $263,778 $(30,086) (11.4)%

United States $89,414 $178,835 $(89,421) (50.0)%

Asia 66,585 17,650 48,935 277.3%

Europe 24,282 38,988 (14,706) (37.7)%

Middle East 39,766 14,439 25,327 175.4%

Other 13,645 13,866 (221) (1.6)%

Slide 7

World Carbon Steel Price

Hot Rolled Plate

$ per Metric Ton

900 800 700 600 500 400 300 200 100 0

Fourth quarter 2004 prices were 102% above the prior year averaging 33.1¢ lb.

MEPS Forecast

1999 2000 2001 2002 2003 2004 2005

Source: MEPS (International) Ltd. – February 28, 2005

Slide 8

Gross Margins

By Quarter

30% 25% 20% 15% 10%

14.9%

Long-term Average Range 16% – 19%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

1999 2000 2001 2002 2003 2004

Average for year 17.9% 17.0% 18.2% 22.4% 27.1% 16.8%

Slide 9

Historical Backlog

At End of Quarter

$ MMs

750 500 250 0

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

1999 2000 2001 2002 2003 2004

Slide 10

Financial Results – Through Q4004

Cash & Cash Usage

In $000s

FY2001 FY2002 FY2003 FY2004

Beginning of period cash $26,308 $2,435 $59,042 $51,315

EBITDA 94,361 92,936 36,977 3,708

Other operating, investing, financing activities 6,790 12,123 (9,183) (16,324)

Change in debt (113,465) (45,556) (35,110) 70,641

Capital expenditures (11,559) (2,896) (411) (1,942)

Purchase of a business, net of cash acquired - - - (8,710)

Change in cash (23,873) 56,607 (7,727) 47,373

Cash at end of period $2,435 $59,042 $51,315 $98,688

Total Debt / Net Debt as of:

12/30/00 Total Debt $219,094

Net Debt 192,786

12/29/01 Total Debt $105,629

Net Debt 103,194

12/28/02 Total Debt $60,073

Net Debt 1,031

12/27/03 Total Debt $24,963

Net Debt (26,352)

12/31/04 Total Debt $95,604

Net Debt (3,084)

Note: Net Debt is Total Debt less Cash & Cash Equivalents. Includes $74.4 million of restricted cash for purchase of WISG.

Slide 11

Key Financial Statistics

As of 12/31/04

Net working capital (average LTM) - $000s $(844)

EBITDA - $000s $3,708

Total debt - $000s $95,604

Cash & Cash Equivalents - $000s $98,688

Net debt - $000s $(3,084)

Stockholders’ equity - $000s $162,420

Total capital invested (Stockholders’ equity + LT-Debt) - $000s $241,170

Total debt to total capitalization 58.9%

Pre-tax Return on Average Invested Capital (LTM) 3.3%

Pre-tax Return on Average Equity (LTM) (0.7)%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 12

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group Inc.

(918) 274-2398 bobz@globalpower.com